[LOGO]: NEA
        VALUEBUILDER
        PROGRAM

[LOGO]: SECURITY BENEFIT(R)                         VARIABLE ANNUITY APPLICATION

ISSUED BY SECURITY BENEFIT LIFE INSURANCE COMPANY, TOPEKA, KANSAS. QUESTIONS? CALL OUR NATIONAL SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS
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Complete the entire form to establish a new NEA Valuebuilder(R) Variable Annuity
Contract. Please type or print.
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1. CHOOSE TYPE OF ANNUITY CONTRACT
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Please select the annuity type: [ ] 403(b) TSA      [ ] Roth 403(b) TSA
                                [ ] Traditional IRA [ ] Roth IRA

Initial Contribution $
                      ---------------------------
FOR IRAS ONLY: Current Year $                  Prior Year $
                             -----------------              --------------------
 Rollover $
           ----------------------
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2. PROVIDE ANNUITANT INFORMATION
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Name of Annuitant
                  --------------------------------------------------------------
                  First                       MI                        Last

Mailing Address
                 ---------------------------------------------------------------
                 Street Address            City          State         ZIP Code

Residential Address
(if different from
 mailing address)
                  --------------------------------------------------------------
                  Street Address           City          State         ZIP Code

Social Security Number/Tax I.D. Number                 Date of Birth
                                      -----------------             ------------
                                                                   (mm/dd/yyyy)
Daytime Phone Number                     Home Phone Number
                    -------------------                    ---------------------
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3. PROVIDE CONTRACTOWNER INFORMATION
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[ ] Same as Annuitant

Name of Contractowner
                      ----------------------------------------------------------
                       First                   MI                        Last

Mailing Address
                ----------------------------------------------------------------
                 Street Address          City          State            ZIP Code

Residential Address
(if different from
mailing address)
                ----------------------------------------------------------------
                 Street Address          City          State            ZIP Code

Social Security Number/Tax I.D. Number                 Date of Birth
                                       ---------------               -----------
                                                                    (mm/dd/yyyy)

Daytime Phone Number                      Home Phone Number
                     --------------------                   --------------------
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                                                                 Please Continue

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4. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)
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For additional Beneficiaries, please attach a separate list to the end of this application.

------------------------------------------------------------------------------------------------------------------------------------
       PRIMARY BENEFICIARY NAME      SOCIAL SECURITY #        DOB (MM/DD/YYYY)        RELATIONSHIP TO OWNER           % OF BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
1.
------------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------------
3.
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4.
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

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        CONTINGENT BENEFICIARY NAME      SOCIAL SECURITY #        DOB (MM/DD/YYYY)      RELATIONSHIP TO OWNER        % OF BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
1.
------------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------------

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5. PROVIDE REPLACEMENT INFORMATION
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Do  you  currently  have any existing annuity or insurance policies?
[ ] Yes [ ] No
Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No
If Yes, please list the company and policy number.

Company Name                             Policy Number
             ---------------------------               -------------------------
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6. CHOOSE OPTIONAL RIDERS
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Please do not exceed the maximum Rider cost for your contract.

DEATH BENEFIT RIDER:
  [ ]  Annual Stepped Up Death Benefit

CREDIT ENHANCEMENT RIDER:
      [ ]  4%

SURRENDER CHARGE RIDERS:
  [ ]  Nursing Home, Terminal Illness, Disability*
  [ ]  15-years or Disability
  [ ]  0-year Alternate Withdrawal Charge Rider
  [ ]  4-year Alternate Withdrawal Charge Rider

*This rider may be selected in addition to one other rider in this category except the 0-year Alternate Withdrawal Charge Rider.
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                                                                 Please Continue

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

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7. PROVIDE INVESTMENT DIRECTIONS
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Please refer to the Fund List sheet and indicate your investment preferences below. Use whole percentages totaling 100%.

          PERCENTAGE     FUND CODE                FUND NAME

               %
         ------          ---------------------    -----------------------------
               %
         ------          ---------------------    -----------------------------
               %
         ------          ---------------------    -----------------------------
               %
         ------          ---------------------    -----------------------------
               %
         ------          ---------------------    -----------------------------
               %
         ------          ---------------------    -----------------------------
               %
         ------          ---------------------    -----------------------------
               %
         ------          ---------------------    -----------------------------
               %
         ------          ---------------------    -----------------------------
               %
         ------          ---------------------    -----------------------------

         MUST TOTAL 100%
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8. SELECT AUTOMATIC ASSET REALLOCATION
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Only   complete   this   section  if  you  wish  to  establish  Automatic  Asset
Reallocation. Your account will be rebalanced on the first business day of the month according to the frequency selected. Frequencies are based on a calendar year. Frequency:[ ] Monthly [ ] Quarterly [ ]Semi-annually [ ]Annually
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9. SET UP DOLLAR COST AVERAGING
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Please complete this section for establishing Dollar Cost Averaging (DCA) from the Fixed Account to the investment options identified in Section 7. If you would like a different DCA option, please complete a separate DCA form.

A. Effective Date
                  --------------------------
                  Date(mm/yyyy)

   Exchanges will occur on the first business day of the month according to the frequency selected.

B. Frequency - Frequencies are based on a calendar year.

       [ ] Monthly [ ] Quarterly [ ] Semi-Annually [ ] Annually

C. Option (check one):

   [ ] $                       per transfer over                months/years.
        ----------------------                  ---------------

   [ ]                       % per transfer over                  months/years.
        --------------------                     -----------------

   [ ]  Fixed Period over                  months/years.
                          ----------------

   [ ]  Only Interest/Earnings over                  months/years.
                                    ----------------
(Earnings will accrue for one time period - i.e. monthly or quarterly - from the effective date before the first transfer occurs.)
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                                                                 Please Continue

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10. SALARY INFORMATION
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PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY
REDUCTION AND/OR DEDUCTION.
Contribution Amount (select all that apply):

[ ] Pre-tax  Qualified  Contribution of $               per year or        % per
                                         --------------            --------
    pay  period.

[ ] After-tax  Roth  Contribution  of  $              per year or          % per
                                        -------------            ----------
    pay period.

Beginning:                    Please skip the following month(s):
          -------------------                                    ---------------
          Date(mm/dd/yyyy)

Will  your employer match contributions? [ ] Yes  [ ] No

Employer Name
              ------------------------------------------------------------------

Mailing Address
                ----------------------------------------------------------------
                 Street Address          City          State           ZIP Code

Billing Statement Address
                          ------------------------------------------------------
(if different from above) Street Address       City       State       ZIP Code
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11. SET UP ELECTRONIC PRIVILEGES
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Transactions may be requested via telephone, internet, or other electronic means by the Owner and/or servicing sales representative.
[ ] I do NOT wish to authorize electronic privileges.
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12. STATEMENT OF UNDERSTANDING
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I have been given a current prospectus that describes the Contract for which I am applying. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk unless some of my funds are placed in the Security Benefit Fixed Account.


If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid.
[ ] Check this box to receive a Statement of Additional Information.
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                                                                 Please Continue

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13. STATE FRAUD DISCLOSURE
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Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.
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14. PROVIDE SIGNATURE
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My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; AND (3) I am U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

X ----------------------------------------------          ----------------------
  Signature of Owner            Date(mm/dd/yyyy)          Signed at (City/State)
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REGISTERED REPRESENTATIVE/INSURANCE AGENT/DEALER INFORMATION
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Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement.

[ ] Yes. If Yes, please comment below. (Submit a copy of the Replacement Notice with this application and leave with the applicant a copy of any written material presented to the applicant.)

Comments:
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

Print Name of Representative/Agent
                                   ---------------------------------------------

X
  ------------------------------------------------------------------------------
  Signature of Representative/Agent                            Date(mm/dd/yyyy)

Address
        ------------------------------------------------------------------------
           Street Address            City          State             ZIP Code

Daytime Phone Number                      Email Address
                    ---------------------              -------------------------

Registered  Representative's/Agent's License  I.D. Number
                                                          ----------------------
Print Name of Broker/Dealer
                            ----------------------------------------------------
For Registered Representative's Use Only
Option: [ ] A  [ ] B (default) [ ] C [ ] D
Only options A and B are available if you have selected the 0-year or 4-year Alternate Withdrawal Charge Rider.
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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.
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      Mail to: Security Benefit o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to:1-785-368-1772
                        Visit us online at www.neamb.com
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